EXHIBIT 32

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baldor Electric Company (the “Company”) on Form 10-Q for the period ending June 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John A. McFarland, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2008	By:	/s/ John A. McFarland
John A. McFarland
Chairman and Chief Executive Officer of Baldor Electric Company

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baldor Electric Company (the “Company”) on Form 10-Q for the period ending June 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George E. Moschner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2008	By:	/s/ George E. Moschner
George E. Moschner
Chief Financial Officer and Secretary of Baldor Electric Company